SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: November 8, 2002



                             CompleTel Europe N.V.
              (Exact Name of Registrant as Specified in Charter)


   The Netherlands           000-30075                98-0202823
   (State or other          (Commission             (IRS Employer
   jurisdiction of          File Number)            Identification #)
   incorporation)


                 Blaak 16, 3011 TA Rotterdam, The Netherlands
                    (Address of Principal Executive Office)


                               (31) 20 666 1701
                (Registrant's telephone number, including area
                                     code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

99.1 Press release dated November 8, 2002, announcing the Registrant's financial results for the quarter ended September 30, 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

On November 8, 2002, CompleTel Europe N.V. issued a press release announcing its financial results for the quarter ended September 30, 2002. The press release is attached hereto as Exhibit 99.1.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COMPLETEL EUROPE N.V.


DATE: November 8, 2002                     By: /s/ John  Hugo
                                               --------------------------
                                               John Hugo
                                               Corporate Controller
                                               (Principal Accounting Officer)